LIQUIDITY	12 Months Ended
Jun. 30, 2018
Liquidity [Abstract]
Substantial Doubt about Going Concern [Text Block]
NOTE 2. LIQUIDITY

As reflected in the Company’s consolidated financial statements, the Company had recurring net losses for the years ended June 30, 2016, 2017 and 2018.  In assessing its liquidity, management monitors and analyzes the Company’s cash on-hand and its ability to generate sufficient revenue sources in the future to support its operating and capital expenditure commitments. The Company plans to fund its continuing operations through identifying new prospective joint venture and strategic alliance opportunities for new revenue sources, financial supports by major shareholders and reducing costs to improve profitability and to replenish working capital. Management believes that the foregoing measures collectively will provide sufficient liquidity for the Company to meet its future liquidity and capital obligations.